PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2019
PROPERTY AND EQUIPMENT, NET
Schedule of property and equipment, net

	December 31,	December 31,
	2019	2018

Office Equipment and Fixtures	$71,258	$50,224
Software	17,242	17,465
Auto	44,110	32,636
Total Assets	132,610	100,325
Less accumulated depreciation	(62,456)	(79,023)
Net Assets	$70,154	$21,302